INFORMATION MANAGEMENT COMPANY, LLC
                          AUDITED FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997


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                       INFORMATION MANAGEMENT COMPANY, LLC
                                TABLE OF CONTENTS


                                                                           Page

INDEPENDENT AUDITORS REPORT                                                1

FINANCIAL STATEMENTS

         Balance Sheets                                                     2-3

         Statements of Income and Members Equity                            4

         Statements of Cash Flows                                           5

         Notes to Financial Statements                                      6-12


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                      Albright, Persing & Associates, Ltd.

                          CERTIFIED PUBLIC ACCOUNTANTS
                          1025 Ridgeview Dr., Suite 300
                               Reno, Nevada 89509



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------




To the Members of
Information Management Company, LLC

         We have audited the accompanying balance sheets of Information Management Company, LLC as of October 31, 1998 and 1997, and the related statements of income, and Members equity and cash flows for the year ended October 31, 1998 and the seven months ended October 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Information Management Company, LLC as of October 31, 1998 and 1997, and the results of its operations and its cash flows for the periods then ended, in conformity with generally accepted accounting principles.


August 1, 1999, except for Note 9, as to which the date is November 5, 1999


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                       INFORMATION MANAGEMENT COMPANY, LLC
                                 BALANCE SHEETS
                            OCTOBER 31, 1998 AND 1997

                                     ASSETS
                                                                                    1998                  1997
                                                                                  --------              ---------
Current Assets:
     Cash                                                                         $ 57,173               $ 35,613
     Accounts receivable                                                           177,671                170,698
     Inventory                                                                      12,000                 12,000
     Prepaid expenses                                                               10,868                   --
                                                                                  --------               --------
              Total current assets                                                 257,712                218,311
                                                                                  --------               --------

Equipment, Net                                                                      46,954                 56,961
                                                                                  --------               --------

Other Assets:
     Non-compete covenant, net of
         accumulated amortization of
         $18,270 in 1998 and $6,419
         in 1997                                                                    96,362                108,213
                                                                                  --------               --------

              Total Assets                                                        $401,028               $383,485
                                                                                  ========               ========



                         LIABILITIES AND MEMBERS EQUITY

Current Liabilities:
     Credit line payable                                                          $ 40,000               $   --
     Current portion of long-term debt                                              16,876                 43,102
     Accounts payable                                                               70,168                 69,814
     Accrued salaries and wages                                                     23,052                 27,470
     Accrued expenses                                                                 --                    1,862
                                                                                  --------               --------
              Total current liabilities                                            150,096                142,248

Long-term Debt, net of current portion                                             105,365                122,241
                                                                                  --------               --------

              Total Liabilities                                                    255,461                264,489

Members Equity                                                                     145,567                118,996
                                                                                  --------               --------

              Total Liabilities and Members Equity                                $401,028               $383,485
                                                                                  ========               ========


   The accompanying notes are an integral part of these financial statements.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                    STATEMENTS OF INCOME AND MEMBERS EQUITY
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                     AND SEVEN MONTHS ENDED OCTOBER 31, 1997

                                                                                                           Seven
                                                                                       Year               Months
                                                                                      Ended                Ended
                                                                                 October 31,          October 31,
                                                                                       1998                 1997
                                                                                    -------              -------
Net Sales                                                                        $ 1,774,548          $ 1,147,166
Cost of Sales                                                                      1,302,170              909,496
                                                                                 -----------          -----------

     Gross Profit                                                                    472,378              237,670
                                                                                 -----------          -----------

Selling, general and administrative expenses                                         373,090              162,920
                                                                                 -----------          -----------

     Income from operations                                                           99,288               74,750
                                                                                 -----------          -----------

Other Income (Expense)
     Interest expense                                                                (11,727)              (5,954)
     Interest income                                                                     425                 --
                                                                                 -----------          -----------
                                                                                     (11,302)              (5,954)
                                                                                 -----------          -----------

         Net Income                                                                   87,986               68,796

     Members equity beginning of period                                              118,996                 --
     Member contributions                                                               --                100,000
     Member distributions                                                            (61,415)             (49,800)
                                                                                 -----------          -----------

     Members Equity End of Period                                                $   145,567          $   118,996
                                                                                 ===========          ===========

   The accompanying notes are an integral part of these financial statements.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                            STATEMENTS OF CASH FLOWS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                     AND SEVEN MONTHS ENDED OCTOBER 31, 1997

                                                                                                        Seven
                                                                                       Year            Months
                                                                                      Ended             Ended
                                                                                October 31,        October 31,
                                                                                       1998              1997
                                                                                  ---------         ---------
CASH FLOW FROM OPERATING ACTIVITIES
     Net Income (Loss)                                                            $  87,986         $  68,796
                                                                                  ---------         ---------
     Adjustments to reconcile net income
         to net cash provided by operating
         activities:
              Depreciation and amortization                                          21,858            11,497
              Changes in assets and liabilities net of effect
                Of asset purchase:
                   (Increase) in accounts receivable                                 (6,973)          (70,698)
                   (Increase) in prepaid expenses                                   (10,868)             --
                   Increase in accounts payable                                         354            69,814
                   (Decrease) Increase in accrued salaries                           (4,418)           27,470
                   (Decrease) Increase in accrued expenses                           (1,862)            1,862
                                                                                  ---------         ---------
                  Net adjustments                                                    (1,909)           39,945
                                                                                  ---------         ---------

         Net Cash Provided by Operating Activities                                   86,077           108,741
                                                                                  ---------         ---------


CASH FLOW FROM INVESTING ACTIVITIES
     Purchase of equipment                                                             --             (12,501)
     Member distributions                                                           (61,415)          (49,800)
                                                                                  ---------         ---------

         Net Cash Used by Investing Activities                                      (61,415)          (62,301)
                                                                                  ---------         ---------

CASH FLOW FROM FINANCING ACTIVITIES
     Proceeds from credit line                                                       40,000              --
     Net principal payments on long-term debt                                       (43,102)          (10,827)
                                                                                  ---------         ---------

         Net Cash Used by Financing Activities                                       (3,102)          (10,827)
                                                                                  ---------         ---------

                  Net increase in cash and cash equivalents                          21,560            35,613

Cash, beginning of year                                                              35,613              --
                                                                                  ---------         ---------

Cash, end of year                                                                 $  57,173         $  35,613
                                                                                  =========         =========


   The accompanying notes are an integral part of these financial statements.

                       INFORMATION MANAGEMENT COMPANY, LLC
                            STATEMENTS OF CASH FLOWS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                     AND SEVEN MONTHS ENDED OCTOBER 31, 1997



SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING TRANSACTIONS

                                                                1997
                                                                ----

Contribution of assets to startup Company:
     Machinery and equipment                                $    49,538
     Accounts receivable                                        100,000
     Inventory                                                   12,000
     Note assumed                                               (22,753)
     New note payable                                           (38,785)
                                                            -----------

     Initial capital contribution made by owners            $   100,000
                                                            ===========

Two note payable obligations totaling $114,632 were incurred when the Company entered into covenants not to compete with the former owner of the business.



SUPPLEMENTAL DISCLOSURE

                                             1998             1997
                                           -------           ------

     Interest paid                         $ 12,253         $  5,429
                                           ========         ========

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                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

     This summary of significant accounting policies of Information Management Company, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements

Description of Business
-----------------------

Information Management Company, LLC was formed under the Kentucky Limited Liability Company statutes on April 15, 1997, and shall terminate on December 31, 2020. The Company provides computer processing services and publication services for MLS boards in the greater Midwest area. Computer processing services also include software licensing and support. On September 30, 1999, Information Management Company, LLC transferred all its assets and liabilities into Real Estate Information, Inc., a Nevada corporation. Immediately after the transfer, Real Estate Management, Inc. entered into an Agreement and Plan of Merger with HomeSeekers.com, Incorporated and YMLS, Inc., a wholly owned subsidiary of HomeSeekers.com, Incorporated, wherein Real Estate Management, Inc. was merged into YMLS, Inc. in exchange for stock.

Equipment
---------

Equipment is stated at cost. Depreciation is calculated using the straight-line method over estimated useful lives ranging from 5 to 7 years. Depreciation expense charged to operations in 1998 and 1997 was $10,007 and $5,078, respectively.

Income Taxes
------------

The Company as a Limited Liability Company is taxed under the provisions of Subchapter K of the Internal Revenue Code. Under those provisions, the Company does not pay federal income taxes on its income. Instead, the members are liable for individual federal income taxes on their respective portions of the Company's taxable income. No provision for income taxes is recorded in the accompanying financial statements.

Financial Statement Estimates
-----------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997




NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES- Continued
--------------------------------------------------------------------

Concentrations of Credit Risk
-----------------------------

Financial instruments which potentially subject the Company to credit risk consist primarily of cash in bank, and trade receivables. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company extends credit to its customers in the ordinary course of business. At October 31, 1998 and 1997, substantially all of the accounts receivable are due from customers within the real estate and related industries.

Concentrations of Operations
----------------------------

All of the Company's current product offerings are designed for use by persons and or MLS boards operating in the national domestic real estate market. Any recessionary pressures or other disturbances in the national real estate market could have an adverse effect on the Company's operations.

Inventory
---------

Inventory is recorded at the lower of cost or market.

Amortization
------------

The cost of non-compete agreements is being amortized on the straight line basis over the life of the agreements of eight years.

Amortization expense charged to operations in 1998 and 1997 was $11,851 and $6,419, respectively.

Revenue Recognition
-------------------

Revenues related to publications are recognized when the product is shipped. The Company is also engaged as a seller and licensor of software. Generally, revenue on software sales is recognized upon delivery of the software. Revenues from licensing and support is recognized ratably over the term of the arrangement.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997


NOTE 2 - ACCOUNTS RECEIVABLE
----------------------------

Accounts receivable consist of the following:
                                                            October 31,
                                                            -----------
                                                       1998              1997
                                                    ---------         ---------

     Trade receivables                              $ 177,671         $ 170,698
                                                    =========         =========

Accounts receivable are deemed to be collectible therefore no allowance for doubtful accounts have been recorded.


NOTE 3 - EQUIPMENT
------------------

Equipment consists of the following:
                                                           October 31,
                                                           -----------
                                                     1998              1997
                                                   --------          --------

     Equipment                                     $ 60,535          $ 60,535
     Furniture and fixtures                           1,504             1,504
                                                   --------          --------
                                                     62,039            62,039
     Less: accumulated depreciation                 (15,085)           (5,078)
                                                   --------          --------

                                                   $ 46,954          $ 56,961
                                                    =======           =======


NOTE 4 - CREDIT LINE PAYABLE
----------------------------

The Company has an unsecured $75,000 revolving line of credit dated May 15, 1998 with Star Bank, NA with interest at 1% over the lender's prime rate (8% as of October 31, 1998). In addition, the line is personally guaranteed by the members of the Company. Interest only payable monthly until May, 15, 1999, at which time all unpaid principal and accrued interest is due and payable. As of October 31, 1998, the line of credit had an unused balance of $35,000.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997




NOTE 5 - LONG-TERM DEBT
-----------------------

Long-term debt consists of the following:
                                                                                          October 31,
                                                                                       ------------------
                                                                                     1998              1997
                                                                                     ----              ----
     Note payable to William and Cindy Andrew dated April 15, 1997 and amended
     December 15, 1998 retroactively to April 15, 1997. Payable in an installment of $20,000 on January 1, 1998 and $500 monthly payments starting 12/15/98 including interest at 5.695% per annum. Secured by equipment, personally guaranteed
     by the Company's members.                                                     $ 20,383          $ 38,785

     Note payable to William and Cindy Andrew, covenant not to compete. Payable in monthly installments of $1,414, including imputed interest at 9.5% per annum, through April, 2005, unsecured, personally guaranteed by the
     Company's members.                                                              82,034            90,750

     Note payable to William and Cindy Andrew, covenant not to compete. Note renegotiated December 15, 1998, for monthly installments of $500 including imputed interest at 9.5% maturity November, 2002, due to restatement of original terms of business asset purchase, note balance was adjusted retroactively to April 15, 1997, personally
     guaranteed by the Company's members.                                            19,824            19,824

     Note payable Star Bank, NA.  Payable in monthly
     installments of $1,334 including interest at 10.25%
     per annum.  Secured by equipment.                                                    -            15,984
                                                                                  ---------       -----------
                                                                                    122,241           165,343
     Less Current Portion                                                           (16,876)          (43,102)
                                                                                  ---------       -----------

     Long Term Debt                                                               $ 105,365       $   122,241
                                                                                  =========       ===========


         The amount of interest cost incurred for the years ended October 31, 1998 and 1997 was $11,727 and $5,954, all of which was charged to operations.

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                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997


NOTE 5 - LONG-TERM DEBT - Continued
-----------------------

     Following are maturities of long-term debt:

              Year ended
              October 31,                                 Amount
              -----------                                 ------
                  1999                              $     16,876
                  2000                                    20,383
                  2001                                    22,195
                  2002                                    24,175
                  2003                                    14,983
               Thereafter                                 23,629
                                                    ------------
                                                    $    122,241
                                                    ============

NOTE 6 - PROFIT-SHARING
-----------------------

The Company sponsors a qualified, 401(k) plan for its eligible employees. Employees may contribute 1 to 15% of their salary. The Company matching and additional contributions to the plan are voluntary and determined at the end of the year. Company contributions for the years ended December 31, 1998 and 1997 were $1,673 and $1,269 respectively.


NOTE 7 - MEMBER DISTRIBUTIONS
-----------------------------

As disclosed in Note 1, the Company is taxed as a Partnership under the provisions of the Internal Revenue Code. Under those provisions, the members are liable for individual federal and state income taxes on their respective shares of the Company's taxable income. It is the policy of the Company to distribute cash payments to members as a result of this pass-through of income.

                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997

NOTE 8 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

Operating Leases
----------------

The Company conducts its Kentucky operations from facilities leased under a noncancellable operating lease expiring in April 23, 1999. The operating lease provides for two additional two year renewal options. Rent expense is predetermined as described in the rent agreement for the first four years. The company has exercised the first two year option. Rental expense for the building was $32,789 and $19,032 for 1998 and 1997, respectively.

The company also has an operating lease of computer equipment from BankVest Capital Corp. The term of the lease is three years ending March 2001 at which time the company can buy the equipment at fair market value. Rental expense for the equipment was $1,944 in 1998.

The future minimum rental payments on leases classified by the Company as operating leases, are as follows:

              Year Ended
              October 31,        Building         Equipment         Totals

                  1999           $ 33,336          $  3,788        $ 37,124
                  2000             33,807             3,788          37,595
                  2001             14,145             1,894          16,039
                                  -------          --------       ---------

                                $  81,288         $   9,470        $ 90,758
                                 ========          ========         =======


Contingent Payments
-------------------

On December 15, 1998, the Company entered into an agreement to amend and restate the original purchase agreement covering the purchase of the assets to startup the Company and a covenant not to compete agreement. The agreement amended (1) the original purchase price of the assets to a lower amount, (2) restructured the seller's promissory note incurred in the original purchase, and (3) restructured the payments on a covenant not to compete agreement from a variable payment based on 2% of net sales to a fixed payment for a 48 month term.

As consideration for the restructuring, the agreement requires that if total gross revenue (defined as total sales of the Company and any new affiliates within one year of the amendment less any returns and rebates) exceeds $1,250,000 in the aggregate, for any three months (the threshold level), the Company shall pay to the seller an additional amount of $500 per month without interest until an amount equal to $50,000 in the aggregate has been paid. However, in the event the total gross revenue is less than the threshold level at any time, the $500 per month payment payable shall be suspended until such time as the total gross revenue exceeds the threshold level.

                       INFORMATION MANAGEMENT COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                            OCTOBER 31, 1998 AND 1997


NOTE 8 - COMMITMENTS AND CONTINGENCIES - Continued
--------------------------------------

Consulting Agreement
--------------------

The Company is obligated under the terms of a consulting agreement, dated April 15, 1997, to pay a consultant to the Company $565.47 per month through April, 2005. Minimum future payments under the consulting arrangement are as follows:

              Year ended
              October 31,                            Amount
              -----------                            ------
                 1999                              $ 6,786
                 2000                                6,786
                 2001                                6,786
                 2002                                6,786
                 2003                                6,786
              Thereafter                             9,613
                                                   -------

                                                   $43,543
                                                   =======

The members of the Company have personally guaranteed the payments under both the contingency agreements and the consulting agreement.


NOTE 9 - SUBSEQUENT EVENTS
--------------------------

Purchase of Company
-------------------

         On September 29, 1999, the Company transferred all its assets and liabilities into Real Estate Information, Inc., a newly formed Kentucky corporation. Immediately after the transfer, Real Estate Information, Inc. entered into an Agreement and Plan of Merger with HomeSeekers.com, Inc., YMLS, Inc., a wholly owned subsidiary of HomeSeekers.com, Inc., and Real Estate Information, Inc. wherein Real Estate Information, Inc. was merged into YMLS, Inc. in a stock-for-stock exchange accounted for as a purchase.


Payment of Line of Credit
-------------------------

         In October, 1999, HomeSeekers advanced Real Estate Information, Inc. $40,000 to payoff the outstanding line of credit with Star Bank.